UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 8, 2009

Date of Report (date of earliest event reported)

Cost Plus, Inc.

(Exact name of Registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 4th Street

Oakland, California 94607

(Address of principal executive offices)

(510) 893-7300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Cost Plus, Inc., filed a Current Report on Form 8-K dated May 12, 2009 which stated that:

“Effective as of May 8, 2009, the employment of Rayford K. Whitley, Senior Vice President, Supply Chain Operations, was terminated with the Company.”

Cost Plus, Inc. is filing an amendment to the May 12, 2009 Form 8-K to clarify that Rayford K. Whitley voluntarily terminated his employment with the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 8, 2009, Rayford K. Whitley, Senior Vice President, Supply Chain Operations, voluntarily terminated his employment with the Company. Mr. Whitley’s position will not be replaced and his responsibilities have been assigned to other members of the executive team.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.

Date: May 14, 2009	By:	/s/ Jane L. Baughman
Jane L. Baughman,
Executive Vice President and Chief Financial Officer